Exhibit 99.2

Condensed Consolidated Interim Financial Statements of

(Unaudited)

MIRANDA TECHNOLOGIES INC.

For the three-month and six-month periods ended June 30, 2012 and 2011

MIRANDA TECHNOLOGIES INC.

Condensed Consolidated Interim Financial Statements

(Unaudited)

For the three-month and six-month periods ended June 30, 2012 and 2011

Condensed Consolidated Interim Financial Statements

Condensed Consolidated Interim Statements of Financial Position	1

Condensed Consolidated Interim Statements of Comprehensive Income	2

Condensed Consolidated Interim Statements of Changes in Equity	3

Condensed Consolidated Interim Statements of Cash Flows	4

Notes to the Condensed Consolidated Interim Financial Statements	5

MIRANDA TECHNOLOGIES INC.

Condensed Consolidated Interim Statements of Financial Position

(Unaudited)

June 30, 2012 and December 31, 2011

(In thousands of Canadian dollars)

	Note		June 30, 2012	December 31, 2011

Assets

Current assets
Cash and cash equivalents			$39,321	$31,367
Trade and other receivables			32,000	42,547
Inventories			19,779	20,350
Income taxes and tax credits receivable			5,563	3,453
Prepaid expenses and other			1,944	2,035
			98,607	99,752

Tax credits receivable			13,033	11,352
Property, plant and equipment			31,435	32,548
Intangible assets			31,381	34,081
Goodwill			44,745	44,745

Total assets			$219,201	$222,478

Liabilities

Current liabilities
Trade and other payables			$21,274	$25,045
Provisions			1,787	1,762
Deferred revenue			6,409	6,229
Income taxes payable			2,267	4,143
			31,737	37,179

Other payables			246	391
Provisions			1,724	1,655
Deferred revenue			3,691	3,595
Deferred tax liabilities			13,268	14,161

Total liabilities			50,666	56,981

Equity

Share capital	7	(a)	98,389	98,221
Contributed surplus			5,162	5,042
Retained earnings			65,634	62,884
Accumulated other comprehensive loss	7	(b)	(650)	(650)
Total equity			168,535	165,497

Subsequent event	11
Total liabilities and equity			$219,201	$222,478

See accompanying notes to the unaudited condensed consolidated interim financial statements.

MIRANDA TECHNOLOGIES INC.

Condensed Consolidated Interim Statements of Comprehensive Income

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except per share amounts)

		Three-month periods ended		Six-month periods ended
		June 30,		June 30,
	Note	2012	2011	2012	2011

Revenue		$44,386	$43,181	$86,802	$82,978
Cost of sales		17,682	17,498	34,237	33,338
Gross profit		26,704	25,683	52,565	49,640

Selling, general and administrative expenses		16,588	15,089	33,059	30,173
Research and development expenses, net of tax credits of $1,253 and $2,639 (2011 - $1,307 and $2,721)		6,046	5,650	12,067	11,838
Results from operating activities		4,070	4,944	7,439	7,629

Finance income	5	(195)	(500)	(330)	(1,060)
Finance costs	5	1,805	596	3,826	1,202
Net finance expense		1,610	96	3,496	142

Profit before income taxes		2,460	4,848	3,943	7,487
Income taxes expense	6	638	1,316	1,193	1,633
Net profit for the period		1,822	3,532	2,750	5,854

Other comprehensive loss:
Foreign currency translation differences for foreign operations, net of taxes		–	279	–	124
Total comprehensive income for the period		$1,822	$3,253	$2,750	$5,730

Earnings per share:
Basic	8	$0.08	$0.16	$0.13	$0.27
Diluted	8	0.08	0.16	0.12	0.27

See accompanying notes to the unaudited condensed consolidated interim financial statements.

MIRANDA TECHNOLOGIES INC.

Condensed Consolidated Interim Statements of Changes in Equity

(Unaudited)

Six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share amounts)

							Accumulated
					Contri-		other
			Share capital		buted	Retained	comprehensive	Total
	Note		Number	Amount	surplus	earnings	loss (1)	equity

Balance at December 31, 2010			21,724,096	$98,103	$4,655	$40,324	$(1,621)	$141,461

Net profit for the period			–	–	–	5,854	–	5,854

Shares issued pursuant to the exercise of share options	7	(a)	35,448	117	–	–	–	117

Share-based compensation related to the share options	9	(a)	–	–	178	–	–	178

Foreign currency translation for foreign operations			–	–	–	–	(124)	(124)

Balance at June 30, 2011			21,759,544	98,220	4,833	46,178	(1,745)	147,486

Net profit for the period			–	–	–	16,706	–	16,706

Shares issued pursuant to the exercise of share options			437	1	–	–	–	1

Share-based compensation related to the share options			–	–	209	–	–	209

Foreign currency translation for foreign operations			–	–	–	–	1,095	1,095

Balance at December 31, 2011			21,759,981	98,221	5,042	62,884	(650)	165,497

Net profit for the period			–	–	–	2,750	–	2,750

Shares issued pursuant to the exercise of share options	7	(a)	98,403	168	–	–	–	168

Share-based compensation related to the share options	9	(a)	–	–	120	–	–	120

Balance at June 30, 2012			21,858,384	$98,389	$5,162	$65,634	$(650)	$168,535

(1)	Represents reserve translation adjustment.

See accompanying notes to the unaudited condensed consolidated interim financial statements.

MIRANDA TECHNOLOGIES INC.

Condensed Consolidated Interim Statements of Cash Flows

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars)

		Three-month periods ended			Six-month periods ended
		June 30,		June 30,
	Note	2012	2011	2012	2011

Operating activities:
Net profit for the period		$1,822	$3,532	$2,750	$ 5,854
Adjustments:
Depreciation of property, plant and equipment		1,023	934	2,013	1,878
Amortization of intangible assets		1,334	1,499	2,700	3,301
Stock-based compensation costs	9	1,575	619	3,067	1,191
Net interest (income) expense	5	(80)	141	(51)	295
Income taxes expense	6	638	1,316	1,193	1,633
Effect of exchange rates on long-term monetary assets and liabilities		(68)	54	8	185
Effect of exchange rates on cash and cash equivalents		324	(27)	424	(144)
		6,568	8,068	12,104	14,193

Changes in non-cash operating working capital items:
Trade and other receivables		2,383	(5,520)	10,547	(1,084)
Inventories		1,180	643	571	(651)
Income taxes and tax credits receivable and income taxes payable		(1,231)	(988)	(2,640)	(1,012)
Prepaid expenses and other		196	628	91	156
Trade and other payables		(3,036)	(1,660)	(6,863)	(4,281)
Provisions		72	591	94	239
Deferred revenue		(549)	(465)	276	(830)
Cash generated from operating activities		5,583	1,297	14,180	6,730

Income taxes paid		(2,132)	(190)	(5,121)	(757)

Net cash from operating activities		3,451	1,107	9,059	5,973

Investing activities:
Proceeds from sale of temporary investments		–	–	–	4,999
Additions to property, plant and equipment		(634)	(1,641)	(900)	(2,222)
Additions to intangible assets		–	(37)	–	(37)
Interest received		85	12	94	43

Net cash (used in) from investing activities		(549)	(1,666)	(806)	2,783

Financing activities:
Repayment of loans and borrowings		–	(1,865)	–	(7,641)
Proceeds from the exercise of share options		115	117	168	117
Interest paid		(5)	(153)	(43)	(338)

Net cash from (used in) financing activities		110	(1,901)	125	(7,862)

Effect of exchange rates on cash and cash equivalents		(324)	27	(424)	144
Effect of exchange rates on cash and cash equivalents related to translation of foreign operations		–	(113)	–	(234)

Net increase (decrease) in cash and cash equivalents		2,688	(2,546)	7,954	804

Cash and cash equivalents, beginning of period		36,633	33,836	31,367	30,486

Cash and cash equivalents, end of period		$39,321	$31,290	$39,321	$ 31,290

See accompanying notes to the unaudited condensed consolidated interim financial statements.

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

1.	Reporting entity:

Miranda Technologies Inc. (the “Company”) is incorporated under Part 1A of the Companies Act (Québec). The Company is domiciled in Canada and its registered office is located at 3499 Douglas-B-Floréani, Montréal, Québec, H4S 2C6. The condensed consolidated interim financial statements of the Company comprise the Company and its subsidiaries (the “Company”). The Company is a worldwide provider of infrastructure, playout and monitoring systems for the television broadcast, cable, satellite and IPTV industry.

2.	Basis of presentation:

(a)	Statement of compliance:

These condensed consolidated interim financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board (“IASB”) on a basis consistent with those accounting policies followed by the Company in the most recent audited consolidated annual financial statements. These condensed consolidated interim financial statements have been prepared under IFRS in accordance with IAS 34, Interim Financial Reporting. Certain information, in particular the accompanying notes, normally included in the consolidated annual financial statements prepared in accordance with IFRS, has been omitted or condensed. Accordingly, the condensed consolidated interim financial statements do not include all the information required for full annual consolidated financial statements, and, therefore, should be read in conjunction with the audited consolidated financial statements and the notes thereto for the year ended December 31, 2011.

The condensed consolidated interim financial statements were approved for issue by the Board of Directors on August 9, 2012.

(b)	Basis of measurement:

The condensed consolidated interim financial statements have been prepared on the historical cost basis except for the following material items in the condensed consolidated interim statements of financial position:

•	derivative financial instruments are measured at fair value; and

•	liabilities for cash-settled share-based payment arrangements are measured at fair value.

(c)	Functional and presentation currency:

These condensed consolidated interim financial statements are presented in Canadian dollars, which is the Company’s functional currency. All financial information presented in Canadian dollars has been rounded to the nearest thousand.

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

2.	Basis of presentation (continued)

(d)	Use of estimates and judgments:

The preparation of the condensed consolidated interim financial statements in conformity with IFRS requires management to make judgments, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets, liabilities, contingent assets and liabilities, income and expenses during the reporting period. Consequently, actual results may differ from those estimates.

Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected.

The key judgments made in applying accounting policies that have the most significant effect on the amounts recognized in these condensed consolidated interim financial statements and may result in material adjustments to the carrying amounts within the next fiscal year are related to the determination of the provision for inventory obsolescence as well as the evaluation and recoverability of the research and development tax credits, and the measurement of cash-settled share-based payment awards. The Company uses its best estimate to determine which R&D expenses qualify for R&D tax credits and in what amounts. The Company recognizes the tax credits once it has reasonable assurance that they will be realized. Recorded tax credits are subject to review and approval by tax authorities and therefore, could be different from the amounts recorded.

Other areas of judgment and uncertainty relate to estimation in determining deferred revenue and share-based payments, estimating the useful life of property, plant and equipment and intangible assets for the determination of depreciation and amortization expense, as well as the evaluation of the recoverability of property, plant and equipment, intangible assets and goodwill and the fair value of financial instruments.

(e)	Seasonality of interim operations:

First quarter revenue is normally lower while revenue is spread more evenly over the remaining quarters. The Company’s results from operations may fluctuate from period-to-period and the results of any one period are not necessarily indicative of results for future periods. Cash flows also fluctuate and are not necessarily closely correlated with revenue recognition.

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

3.	Changes in accounting policies:

(a)	New standards and interpretations adopted in 2012:

Effective January 1, 2012, the beginning of the Company’s fiscal year, the Company adopted the following new standards, interpretations and amendments to existing standards:

(i)	Financial instruments: disclosures - transfers of financial assets:

On October 7, 2010, the IASB issued amendments to IFRS 7, Financial Instruments Disclosures (“IFRS 7”), which increase the disclosure requirements for transactions involving transfers of financial assets. The adoption of this amendment did not have an impact on the financial statements of the Company.

(ii)	Deferred tax - recovery of underlying assets:

On December 20, 2010, the IASB issued amendments to IAS 12, Income Taxes (“IAS 12”), that introduce an exception to the general measurement requirements of IAS 12 in respect of investment property measured at fair value. The Company does not have any investment property and, as such, the adoption of this amendment did not have an impact on the financial statements of the Company.

(b)	New standards and interpretations not yet adopted:

A number of new standards, interpretations and amendments to existing standards were issued by the IASB or the International Financial Reporting Interpretations Committee (“IFRIC”) that are mandatory but not yet effective for the period ended June 30, 2012, and have not been applied in preparing these condensed consolidated interim financial statements.

The following standards and interpretations have been issued by the IASB and the IFRIC with effective dates relating to the annual periods starting on or after the effective dates as follows:

International Accounting Standards (IAS/IFRS)	Effective Date

IFRS 9, Financial Instruments	January 1, 2015
IFRS 10, Consolidated Financial Statements	January 1, 2013
IFRS 11, Joint Arrangements	January 1, 2013
IFRS 12, Disclosure of Interests in Other Entities	January 1, 2013
IFRS 13, Fair Value Measurement	January 1, 2013
IAS 1, Presentation of Financial Statements	July 1, 2012
IAS 19, Employee Benefits	January 1, 2013
IFRS 7, Financial Instruments: Disclosures - Offsetting Financial Assets and Financial Liabilities	January 1, 2013
IAS 32, Financial Instruments: Presentation	January 1, 2013

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

3.	Changes in accounting policies (continued):

(b)	New standards and interpretations not yet adopted (continued):

(i)	Financial instruments:

On November 12, 2009, the IASB issued IFRS 9, Financial Instruments (“IFRS 9”), which will ultimately replace IAS 39, Financial Instruments: Recognition and Measurement (“IAS 39”). The replacement of IAS 39 is a three-phase project with the objective of improving and simplifying the reporting for financial instruments. The issuance of IFRS 9 is the first phase of the project, which provides guidance on the classification and measurement of financial assets and financial liabilities and was initiated in response to the crisis in financial markets. On December 16, 2011, the IASB deferred the effective date to annual periods beginning on or after January 1, 2015.

(ii)	Consolidated financial statements:

On May 12, 2011, the IASB issued IFRS 10, Consolidated Financial Statements (“IFRS 10”). This standard replaces a portion of IAS 27, Consolidated and Separate Financial Statements (“IAS 27”), and supersedes SIC-12, Consolidation - Special Purpose Entities, in its entirety. The objective of IFRS 10 is to define the principles of control and establish the basis for determining when and how an entity should be included within a set of consolidated financial statements. IAS 27 has been amended for the issuance of IFRS 10 and retains guidance only for separate financial statements.

(iii)	Joint arrangements:

On May 12, 2011, the IASB issued IFRS 11, Joint Arrangements (“IFRS 11”). IFRS 11 supersedes IAS 31, Interests in Joint Ventures, and SIC-13, Jointly Controlled Entities - Non-Monetary Contributions by Venturers. Through an assessment of the rights and obligations in an arrangement, IFRS 11 establishes principles to determine the type of joint arrangement and guidance for financial reporting activities required by the entities that have an interest in arrangements that are jointly controlled.

As a result of the issuance of IFRS 10 and IFRS 11, IAS 28, Investment in Associates and Joint Ventures (“IAS 28”), has been amended to correspond to the guidance provided in IFRS 10 and IFRS 11.

(iv)	Disclosure of interests in other entities:

On May 12, 2011, the IASB issued IFRS 12, Disclosure of Interests in Other Entities (“IFRS 12”), which requires extensive disclosures relating to an entity’s interest in subsidiaries, joint arrangements, associates and unconsolidated structured entities. IFRS 12 enables users of the financial statements to evaluate the nature and risks associated with its interests in other entities and the effect of those interests on its financial position and performance.

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

3.	Changes in accounting policies (continued):

(b)	New standards and interpretations not yet adopted (continued):

(iv)	Disclosure of interests in other entities (continued):

IFRS 10, 11 and 12, and the amendments to IAS 27 and IAS 28 are all effective for annual periods beginning on or after January 1, 2013. Early adoption is permitted, so long as IFRS 10, 11 and 12, and the amendments to IAS 27 and 28 are adopted at the same time. However, entities are permitted to incorporate any of the disclosure requirements in IFRS 12 into their financial statements without early adopting IFRS 12.

(v)	Fair value measurement:

On May 12, 2011, the IASB issued IFRS 13, Fair Value Measurements (“IFRS 13”), which defines fair value, provides guidance in a single IFRS framework for measuring fair value and identifies the required disclosures pertaining to fair value measurement. It defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. an exit price). IFRS 13 is effective for annual periods beginning on or after January 1, 2013, and early adoption is permitted.

(vi)	Presentation of financial statements:

On June 16, 2011, the IASB issued amendments to IAS 1, Presentation of Financial Statements (“IAS 1”). The amendments enhance the presentation of other comprehensive income in the financial statements, primarily by requiring the components of other comprehensive income to be presented separately for items that may be reclassified to the statement of profit or loss from those that would never be reclassified to profit and loss. The amendments are effective for annual periods beginning on or after July 1, 2012 and early adoption is permitted.

(vii)	Employee benefits:

On June 16, 2011, the IASB issued amendments to IAS 19, Employee Benefits (“IAS 19”). The revisions include the elimination of the option to defer the recognition of actuarial gains and losses, enhancing disclosures around measurement of plan assets and defined benefit obligations, streamlining the presentation of changes in assets and liabilities arising from defined benefit plans and introduction of enhanced disclosures for defined benefits plans. The amendments are effective for annual periods beginning on or after January 1, 2013, and early adoption is permitted.

(viii)	Financial instrument: disclosures - offsetting financial assets and financial liabilities:

On December 16, 2011, the IASB issued amendments to IFRS 7 and IAS 32, Financial Instruments: Presentation (“IAS 32”) which clarifies the requirements for offsetting financial assets and liabilities along with new disclosure requirements for financial assets and liabilities that are offset. The amendments are effective for annual periods beginning on or after January 1, 2013.

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

3.	Changes in accounting policies (continued):

(b)	New standards and interpretations not yet adopted (continued):

The extent of the impact of adoption of these standards and interpretations on the condensed consolidated interim financial statements of the Company has not been determined.

4.	Segment information:

The Company has reviewed its operations and determined that it operates in a single reportable operating segment, the television broadcast, cable, satellite and IPTV industry. The single reportable operating segment derives revenue from the sale of hardware and software solutions, including related services such as installation/commissioning, training and after-sales services.

The details of revenue by geography are provided below:

	Three-month periods ended		Six-month periods ended
	June 30,		June 30,
	2012	2011	2012	2011
Canada	$1,859	$3,928	$4,083	$7,657
United States	17,908	19,764	31,756	32,617
United Kingdom	3,996	4,400	10,598	8,436
Other countries	20,623	15,089	40,365	34,268

	$44,386	$43,181	$86,802	$82,978

There are no individual countries within Other countries that accounted for more than 10% of revenue for the three-month and six-month periods ended June 30, 2012 and 2011. In addition, no customer accounted for more than 10% of total revenue for the three-month and six-month periods ended June 30, 2012 and 2011.

The details of property, plant and equipment, intangible assets and goodwill by geography are provided below:

	June 30, 2012
	Property, plant and equipment	Intangible assets	Goodwill

Canada	$19,375	$536	$3,933
United States	7,483	15,423	21,872
United Kingdom	4,495	15,422	18,940
Other countries	82	–	–

	$31,435	$31,381	$44,745

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

4.	Segment information (continued):

			December 31, 2011
	Property, plant and equipment	Intangible assets	Goodwill

Canada	$19,993	$649	$3,933
United States	7,499	16,957	21,872
United Kingdom	4,980	16,475	18,940
Other countries	76	–	–

	$32,548	$34,081	$44,745

Revenue is attributed to the geographic region based on the location of the customer. Segmented assets are based on the geographical location of the assets.

5.	Finance income and finance costs:

Recognized in net profit

	Three-month periods ended		Six-month periods ended
	June 30,		June 30,
	2012	2011	2012	2011

Interest income	$(85)	$(34)	$(94)	$(58)
Net foreign exchange gains	–	(352)	–	(775)
Discount on purchases	(110)	(114)	(236)	(227)
Finance income	(195)	(500)	(330)	(1,060)

Interest expense	5	175	43	353
Net foreign exchange losses	257	–	872	–
Bank charges	73	83	144	174
Remeasurement of cash-settled share-based payments	1,470	338	2,767	675
Finance costs	1,805	596	3,826	1,202

Net finance expense	$1,610	$96	$3,496	$142

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

6.	Income taxes:

Reconciliation between effective and statutory tax amounts

The Company’s consolidated effective tax rate for the three-month and six-month periods ended June 30, 2012 was 26% and 30%, respectively (2011 - 27% and 22%). The difference in effective tax rate compared to the Company’s statutory tax rate was caused mainly by the following:

	Three-month periods ended		Six-month periods ended
	June 30,		June 30,
	2012	2011	2012	2011

Net profit for the period	$1,822	$3,532	$2,750	$5,854
Income taxes expense	638	1,316	1,193	1,633

Profit before income taxes	$2,460	$4,848	$3,943	$7,487

Taxes using the Company’s statutory income tax rate of 26.9% in 2012 and 28.4% in 2011	$661	$1,376	$1,060	$2,126
Changes due to the following items:
Effect of tax rates in foreign jurisdictions	89	103	172	141
Non-taxable tax credits	(64)	(59)	(108)	(119)
Non-deductible foreign exchange (gains) losses	(160)	1	19	86
Permanent differences and other	122	(77)	21	9
Other (1)	(10)	(28)	29	(610)

	$638	$1,316	$1,193	$1,633

(1)	Comprises adjustments in 2011 related to the resolution of matters pertaining to prior years, including recognized tax benefits.

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

7.	Share capital and other components of equity:

(a)	Common shares:

The Company has authorized an unlimited number of common shares issued and outstanding without nominal value. The holders of common shares are entitled to one vote per share.

For the three-month and six-month periods ended June 30, 2012, 67,413 and 98,403 common shares, (2011 - 35,448 and 35,448) were issued as a result of the exercise of vested share options, arising from the share option plan granted to employees, directors, officers and consultants, for a cash consideration of $115 and $168 (2011 - $117 and $117).

At June 30, 2012, the issued share capital comprised of 21,858,384 common shares (December 31, 2011 - 21,759,981).

(b)	Accumulated other comprehensive income:

Accumulated other comprehensive income (“AOCI”) is comprised of the following separate component of equity:

Reserve translation account:

The reserve translation account comprises all foreign currency differences arising from the translation of the financial statements of foreign operations which have a different functional currency than the Company’s functional currency as discussed in note 2 (c). On January 1, 2012, as a result of a reorganization and integration of the Company’s foreign entities, the Company and all its foreign operations now have the Canadian dollar as its functional currency. Exchange gains and losses that were deferred and accumulated in a separate component of shareholders’ equity continue to be deferred. Exchange gains and losses after January 1, 2012 arising on the translation of the financial statements of all foreign operations are included in the determination of net profit.

8.	Earnings per share:

Basic earnings per share

The calculation of basic earnings per share for the three-month and six-month periods ended June 30, 2012 is based on the profit attributable to common shareholders of $1,822 and $2,750 (2011 - $3,532 and $5,854), and a weighted average number of common shares outstanding of 21,844,482 and 21,807,984 (2011 - 21,740,388 and 21,732,287).

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

8.	Earnings per share (continued):

Basic earnings per share (continued):

Basic weighted average number of common shares at June 30, 2012 and 2011 are calculated is follows:

	Three-month periods ended		Six-month periods ended
	June 30,		June 30,
	2012	2011	2012	2011

Number of common shares at beginning of period	21,790,971	21,724,096	21,759,981	21,724,096
Effect of share options exercised	53,511	16,292	48,003	8,191
Weighted average number of common shares	21,844,482	21,740,388	21,807,984	21,732,287

Diluted earnings per share

Diluted weighted average number of common shares at June 30, 2012 and 2011 are calculated as follows:

	Three-month periods ended		Six-month periods ended
	June 30,		June 30,
	2012	2011	2012	2011

Weighted average number of common shares	21,844,482	21,740,388	21,807,984	21,732,287
Dilutive effect:
Employee share options	455,963	145,683	488,192	147,549
Weighted average number of diluted common shares outstanding	22,300,445	21,886,071	22,296,176	21,879,836

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

8.	Earnings per share (continued):

As at June 30, 2012, no share options were excluded from the calculation of diluted earnings per share as there were no share options deemed to be anti-dilutive because the exercise prices were less than the average market price of the shares during the period. As at June 30, 2011, 577,750 share options were excluded from the calculation of diluted earnings per share as these share options were deemed to be anti-dilutive because the exercise prices were greater than the average market price of the shares during the year.

9.	Share-based payment arrangements:

At June 30, 2012, the Company has the following share-based payment arrangements: a share option plan, a non-dilutive restricted share unit (“RSU”) plan, a non-dilutive deferred share unit (“DSU”) plan and a non-dilutive share appreciation right (“SAR”) plan to attract, retain and provide incentives to employees, directors, officers and consultants.

(a)	Share option plan:

The following table summarizes information on share options outstanding at June 30, 2012 and December 31, 2011:

	Six-month period ended		Year ended
	June 30, 2012		December 31, 2011
	Number of options	Weighted average exercise price	Number of options	Weighted average exercise price

Balance, beginning of period	918,066	$6.51	1,069,912	$8.97
Granted	–	–	215,000	6.39
Exercised	(98,403)	1.71	(35,885)	3.28
Forfeitures	(4,000)	14.00	(85,211)	10.04
Expired	(139,000)	14.00	(245,750)	16.62
Balance, end of period	676,663	$5.63	918,066	$6.51

Options exercisable, end of period	448,329	$5.32	629,732	$6.59

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

9.	Share-based payment arrangements (continued):

(a)	Share option plan (continued):

The outstanding and vested share options at June 30, 2012 are presented in the table below:

Exercise price	Number of outstanding options	Number of exercisable options	Residual life (years)

$ 1.71	56,663	56,663	1.1
$ 3.96	30,000	30,000	2.8
$ 3.96	160,000	160,000	3.0
$ 9.64	25,000	25,000	–
$ 9.28	50,000	50,000	0.7
$ 7.93	25,000	25,000	0.9
$ 5.55	100,000	33,333	3.1
$ 5.01	25,000	8,333	3.4
$ 6.76	180,000	60,000	3.7
$ 6.30	25,000	–	4.2
	676,663	448,329

Share-based compensation cost charged against income was $56 (2011 - $110) and $120 (2011 - $178) for the three-month and six-month periods ended June 30, 2012. The offsetting credit has been recorded as contributed surplus.

(b)	Non-dilutive restricted share unit plans:

(i)	Plan A:

The RSU - Plan A vested on February 28, 2012 and all RSUs under this plan were settled in cash in March 2012. The settlement amount was based on the Company’s weighted average trading share price during the 90-day period preceding the vesting date and the achievement of certain financial objectives. Under the plan, the number of RSUs awarded would have doubled if the Company met specified additional financial objectives for the year ended December 31, 2011. No additional awards were granted as the additional financial objectives were not met. No common shares were issued from treasury under such awards and they were, therefore, non-dilutive.

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

9.	Share-based payment arrangements (continued):

(b)	Non-dilutive restricted share unit plans (continued):

(i)	Plan A (continued):

The changes in the outstanding RSU - Plan A for the year ended December 31, 2011 and the six-month period ended June 30, 2012 were as follows:

Number of outstanding units

Balance, January 1, 2011	129,000
Forfeitures	(4,500)
Balance, December 31, 2011	124,500
Exercised	(124,500)
Balance, June 30, 2012	–

The Company’s weighted average trading share price during the 90-day period preceding the vesting date of RSU - Plan A was $9.83.

The compensation expense related to the RSU - Plan A was nil (2011 - $154) and $135 (2011 - $313) for the three-month and six-month periods ended June 30, 2012.

At June 30, 2012, there was no liability related to RSU - Plan A as the RSUs were fully vested and paid ($1,089 as at December 31, 2011 was included in trade and other payables).

The Company paid nil (2011 - nil) and $1,224 (2011 - nil) resulting from the exercise of RSU - Plan A during the three-month and six-month periods ended June 30, 2012.

(ii)	Plan B:

The RSU - Plan B vested on February 28, 2012 and all RSUs under this plan were settled in cash in March 2012. The RSU - Plan B granted senior executives the option to convert all or part of their 2008 annual performance bonus into RSUs at a price of $4.53 per RSU, corresponding to the weighted average trading share price during the 5-day period preceding the grant date. The settlement amount was based on the Company’s weighted average trading share price during the 90-day period preceding the vesting date. However, the holder could have renounced its RSUs and received an amount equal to the bonus converted in RSUs at any time prior to the vesting date. No common shares were issued from treasury under such awards and they were, therefore, non-dilutive.

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

9.	Share-based payment arrangements (continued):

(b)	Non-dilutive restricted share unit plans (continued):

(ii)	Plan B (continued):

The changes in the outstanding RSU - Plan B for the year ended December 31, 2011 and the six-month period ended June 30, 2012 were as follows:

Number of outstanding units

Balance, January 1, 2011	89,057
Forfeitures	(20,415)
Balance, December 31, 2011	68,642
Exercised	(68,642)
Balance, June 30, 2012	–

The Company’s weighted average trading share price during the 90-day period preceding the vesting date of RSU - Plan B was $9.83.

The compensation expenses related to the RSU - Plan B was nil (2011 - $52) and $70 (2011 - $100) for the three-month and six-month periods ended June 30, 2012.

At June 30, 2012, there was no liability related to RSU - Plan B as the RSUs were fully vested and paid ($605 as at December 31, 2011 was included in trade and other payables).

The Company paid nil (2011 - nil) and $675 (2011 - nil) resulting from the exercise of RSU - Plan B during the three-month and six-month periods ended June 30, 2012.

(iii)	Plan C:

The changes in the outstanding RSU - Plan C for the year ended December 31, 2011 and the six-month period ended June 30, 2012 were as follows:

	Number of outstanding units	Number of vested units	Residual life (years)

Balance, January 1, 2011	7,500	–
Granted	7,500	–
Balance, December 31, 2011 and June 30, 2012	15,000	–	1.8

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

9.	Share-based payment arrangements (continued):

(b)	Non-dilutive restricted share unit plans (continued):

(iii)	Plan C (continued):

The compensation expense related to the RSU - Plan C was $42 (2011 - $5) and $69 (2011 - $10) for the three-month and six-month periods ended June 30, 2012.

At June 30, 2012, the total liability related to RSU - Plan C was $98 (December 31, 2011 - $29) and is included in long-term other payables.

(c)	Non-dilutive deferred share unit plan:

The changes in the outstanding DSU plan for the year ended December 31, 2011 and the six-month period ended June 30, 2012 were as follows:

Number of units

Balance, January 1, 2011	101,041
Granted	23,145

Balance, December 31, 2011	124,186
Exercised	(16,825)

Balance, June 30, 2012	107,361

The compensation expense related to the DSU plan was $453 (2011 - $91) and $887 (2011 - $207) for the three-month and six-month periods ended June 30, 2012.

At June 30, 2012, the total liability related to DSU plan was $1,818 (December 31, 2011 - $1,131) and is included in trade and other payables.

The Company paid $200 (2011 - nil) and $200 (2011 - nil) resulting from the exercise of DSU during the three-month and six-month periods ended June 30, 2012.

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

9.	Share-based payment arrangements (continued):

(d)	Non-dilutive share appreciation right plan:

The following table summarizes information on the SAR plan outstanding at June 30, 2012 and December 31, 2011:

	Six-month period ended June 30, 2012		Year ended December 31, 2011
	Number of rights	Weighted average exercise price	Number of rights	Weighted average exercise price

Balance, beginning of period	265,334	$5.32	225,000	$4.68
Granted	25,000	10.69	94,000	6.76
Exercised	(4,663)	6.76	(24,999)	4.68
Forfeitures	–	–	(28,667)	5.55

Balance, end of period	285,671	$5.77	265,334	$5.32

The vested SARs at June 30, 2012 are presented in the table below:

Exercise price		Number of outstanding rights	Number of vested rights	Residual life (years)

$ 4.68		183,334	116,667	2.7
$ 6.76		77,337	22,670	3.7
$10.69		25,000	–	4.7

		285,671	139,337

The compensation expense related to the SAR plan was $1,024 (2011 - $208) and $1,786 (2011- $384) for the three-month and six-month periods ended June 30, 2012.

At June 30, 2012, the total liability related to the SAR plan was $2,662 (December 31, 2011 - $899) and is included in trade and other payables and long-term other payables.

The Company paid $21 (2011 - nil) and $23 (2011 - nil) resulting from the exercise of SAR during the three-month and six-month periods ended June 30, 2012.

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

9.	Share-based payment arrangements (continued):

(d)	Non-dilutive share appreciation right plan (continued):

At June 30, 2012, the total intrinsic value of liability related to the SAR plan was $1,661 (December 31, 2011 - $295).

At the grant date, the fair value of the SARs granted was estimated using the Black-Scholes option pricing model using the following assumptions for the six-month periods ended June 30, 2012 and 2011:

	Six-month periods ended June 30,
	2012	2011
Risk-free interest rate	1.32% - 1.57%	1.77%
Expected life	3.54 years - 4.50 years	4.5 years
Expected volatility	42%	42%
Weighted average fair value of each right at grant date	$ 3.81	$2.46

10.	Related parties:

Transactions with key management:

The key management personnel of the Company are the members of Board of Directors and certain senior officers which include the chief operating decision makers (“CODM”). At June 30, 2012, they control 5% (December 31, 2011 - 5%) of the voting shares of the Company.

The key management personnel participate in the Company’s share option plan, RSU plans, DSU plan and SAR plan (see note 9 (a) to (d)).

Key management personnel compensation is comprised of the following for the three-month and six-month periods ended June 30, 2012 and 2011:

	Three-month periods ended		Six-month periods ended
	June 30,		June 30,
	2012	2011	2012	2011
Short-term benefits	$691	$1,017	$1,565	$1,609
Share-based compensation expense	1,136	388	2,216	775

	$1,827	$1,405	$3,781	$2,384

MIRANDA TECHNOLOGIES INC.

Notes to the Condensed Consolidated Interim Financial Statements, Continued

(Unaudited)

Three-month and six-month periods ended June 30, 2012 and 2011

(In thousands of Canadian dollars, except share and per share amounts)

11.	Subsequent event:

On June 5, 2012, the Company announced that it entered into an agreement (the “Support Agreement”) with Belden Inc. (“Belden”) pursuant to which Belden agreed, subject to the terms of the Support Agreement, to offer to purchase all outstanding common shares of the Company by way of a take-over bid at a price of $17.00 per share in cash (the “Offer”).

The Offer represented a premium of 42% to the 90-trading day volume weighted average share price of $11.99 as of June 4, 2012, the last trading day before the announcement of the Offer.

Under the conditions of the Support Agreement at least 66 2/3% of the Company’s shares then outstanding (calculated on a fully-diluted basis) needed to be tendered to the Offer.

The Offer was open for acceptance from the mailing of the take-over bid circular on June 18, 2012, to its expiry on July 24, 2012.

Upon expiration of the Offer on July 24, 2012, more than 21,000,000 or approximately 95% of the Company’s outstanding common shares were tendered. The Offer was considered successful, with all conditions of the Offer being satisfied or waived and Belden taking up all deposited shares.

Since more than 90% of the outstanding common shares of the Company were tendered to the Offer, Belden has announced that it intends to acquire all of the remaining shares of the Company not tendered to the Offer pursuant to the compulsory acquisition provisions of the Business Corporation Act (Quebec).

On July 31, 2012, the common shares of the Company were delisted from the Toronto Stock Exchange.

.